Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of August 18, 2010 (this “Amendment”), to the CREDIT AGREEMENT dated as of February 8, 2010 (the “Credit Agreement”), among EXPEDIA, INC., a Delaware corporation; EXPEDIA, INC., a Washington corporation; TRAVELSCAPE, LLC, a Nevada limited liability company; TRIPADVISOR LLC, a Delaware limited liability company; HOTWIRE, INC., a Delaware corporation; the other Borrowing Subsidiaries from time to time party thereto; the LENDERS from time to time party thereto; JPMORGAN CHASE BANK, N.A., as Administrative Agent; and J.P. MORGAN EUROPE LIMITED, as London Agent.

WHEREAS the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS the Company has requested that the Lenders (a) extend the maturity of their Loans and the expiration of their Commitments and (b) effect certain other amendments to the Credit Agreement as set forth herein;

WHEREAS the Lenders whose signatures appear below, constituting all the Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment of Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:

(i) The following new defined terms are added in appropriate alphabetical order:

“First Amendment” means the First Amendment dated as of August 18, 2010, to this Agreement.

“First Amendment Effective Date” means the “Amendment Effective Date” as defined in the First Amendment.

(ii) The definition of the term “Applicable Rate” is hereby amended by replacing the pricing grid therein with the pricing grid below:

Level	Level 1	Level 2	Level 3	Level 4	Level 5
Rating	At Least BBB+ by S&P/Baa1 Moody’s	BBB by S&P/Baa2 by Moody’s	BBB- by S&P/Baa3 by Moody’s	BB+ by S&P/Ba1 by Moody’s	Lower than BB+ by S&P/Ba1 by Moody’s or unrated
Commitment Fee Rate	20.0	30.0	37.5	50.0	62.5
Eurocurrency Spread	200.0	225.0	250.0	275.0	300.0
ABR Spread	100.0	125.0	150.0	175.0	200.0

(iii) The definition of the term “Material Indebtedness” is hereby amended by replacing the number “US$30,000,000” therein with the number “US$50,000,000”.

(iv) The definition of the term “Maturity Date” is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means the fourth anniversary of the First Amendment Effective Date.

(v) The definition of the term “Permitted Investments” is hereby amended and restated to read in its entirety as follows:

“Permitted Investments” means:

(a) direct obligations of the United States of America (including U.S. Treasury bills, notes and bonds) that are backed by the full faith and credit of the United States of America;

(b) direct obligations of any agency of the United States of America that are backed by the full faith and credit of the United States of America;

(c) direct obligations of, and obligations fully guaranteed by, any State of the United States of America that are rated investment grade by Moody’s or by S&P, including general obligation and revenue notes and bonds, insured bonds (including all insured bonds having, at such date of acquisition, a credit rating of Aaa by Moody’s and AAA by S&P) and refunded bonds (reissued bonds collateralized by U.S. Treasury securities);

(d) Indebtedness of any county or other local governmental body within the United States of America having, at such date of acquisition, a credit rating of Aaa by Moody’s and AAA by S&P, or Auction Rate Securities, Tax-Exempt Commercial Paper or Variable Rate Demand Notes issued by such bodies that is, on the date of such acquisition, rated at least A3/P-1/VMIG-1 by Moody’s and A-/A-1/SP-1 by S&P;

(e) non-US Dollar denominated indebtedness of other sovereign countries having, at such date of acquisition, a credit rating of Aaa by Moody’s and AAA by S&P;

(f) non-US Dollar denominated indebtedness of government agencies having, at such date of acquisition, a credit rating of Aaa by Moody’s and AAA by S&P;

(g) mortgage-backed securities of the United States of America and/or any agency thereof that are backed by the full faith and credit of the United States of America; provided that such mortgage-backed securities that are purchased on a TBA (“To-Be-Announced”) basis must have a settlement date of less than three months from date of purchase;

(h) collateralized mortgage obligations of the United States of America and/or any agency thereof that are backed by the full faith and credit of the United States of America;

(i) commercial paper issued by any corporation or bank having a maturity of nine months or less and having, at such date of acquisition, a credit rating of at least P1 or the equivalent thereof from Moody’s and A1 or the equivalent thereof from S&P;

(j) money market investments, bankers acceptances, certificates of deposit, notes or time deposits issued by any domestic bank that has a combined capital and surplus and undivided profits of not less than US$500,000,000;

(k) money market investments, deposits, bankers acceptances, certificates of deposit and other like instruments, in each case directly guaranteed by any commercial bank organized under the laws of a member nation of the European Union or the OECD which has a combined capital and surplus and undivided profits of not less than US$500,000,000, denominated in US Dollars, Sterling, Euro, Canadian Dollars, Australian Dollars, Norwegian Kroner or Swiss Francs;

(l) direct obligations of corporations, banks or financial entities and agencies, including medium term notes (MTN) and bonds, structured notes and Eurodollar/Yankee notes and bonds, in each case having, at the date of acquisition, a credit rating of at least Baa1 from Moody’s or BBB+ from S&P;

(m) repurchase and reverse repurchase agreements for securities described in clauses (a) through (c) above with a financial institution described in clause (j) above;

(n) asset-backed securities that are, on the date of acquisition, rated BBB+ by S&P or Baa1 by Moody’s;

(o) money market funds and mutual funds consisting primarily of investments described in clauses (a) through (n) above, in each case having a credit rating of at least Aaa from Moody’s or AAA from S&P, and in each case having at least US$500,000,000 of assets under management; and

(p) other investments determined by the Company or any Subsidiary to entail credit risks not materially greater than those associated with the foregoing investments and approved in writing by the Administrative Agent.

(b) Amendment to Section 2.06(c). Section 2.06(c) of the Credit Agreement is amended and restated to read in its entirety as follows:

“(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date 18 months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, 13 months after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided that any Letter of Credit may contain customary automatic renewal provisions agreed upon by the applicable Borrower and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall automatically be extended for a period of up to 13 months (but not to a date later than the date set forth in clause (ii) above), subject to a right on the part of such Issuing Bank to prevent any such renewal from occurring pursuant to the terms of such Letter of Credit.”

(c) Amendment to Section 6.01. Section 6.01 of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (p) thereof, (ii) replacing the period at the end of clause (q) thereof with “; and” and (iii) adding immediately after the end of clause (q) thereof the following new clause (r):

“(r) Indebtedness under working capital facilities of Foreign Subsidiaries (other than any such Foreign Subsidiary that is a Borrower hereunder) in an aggregate principal amount not to exceed $125,000,000 at any time outstanding.”

(d) Amendment to Section 6.02. Section 6.02 of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (l) thereof, (ii) replacing the period at the end of clause (m) thereof with “; and” and (iii) adding immediately after the end of clause (m) thereof the following new clause (n):

“(n) Liens securing Indebtedness incurred pursuant to Section 6.01(r).”

(e) Amendment to Section 6.05. Section 6.05 of the Credit Agreement is amended by amending and restating the proviso therein to read in its entirety as follows:

“provided that the Company and any Subsidiary may make any Restricted Payments if (x) no Default shall have occurred and be continuing or would result therefrom and (y) the Company shall be in compliance with the covenant set forth in Section 6.10 as of the end of the fiscal quarter of the Company most recently ended on or prior to the date of such Restricted Payment, giving pro forma effect to such Restricted Payment and any related incurrence of Indebtedness as if they had occurred on the last day of such quarter.”

(f) Amendment to Section 6.08. Section 6.08(k) of the Credit Agreement is amended by (x) deleting clause (iii) in the proviso therein, (y) renumbering clauses (iv), (v), (vi), (vii) and (viii) therein as clauses (iii), (iv), (v), (vi) and (vii), respectively, and (z) after giving effect to such renumbering, amending and restating clause (vi) therein to read in its entirety as follows:

“(vi) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer, certifying that all the requirements set forth in this clause (k) have been satisfied with respect thereto, together with reasonably detailed calculations demonstrating satisfaction of the requirements set forth in subclauses (ii), (iii) and (iv) above”.

SECTION 3. Representations, Warranties and Agreements. The Company, as to itself and each of the Subsidiaries, hereby represents and warrants to the Lenders that:

(a) This Amendment has been duly executed and delivered by the Company and each other Borrower and (assuming due execution by the parties hereto other than the Company and the other Borrowers) constitutes a legal, valid and binding obligation of the Company and each such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date.

(c) As of the Amendment Effective Date, before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company, the other Borrowers and all the Lenders;

(b) the Administrative Agent (or its counsel) shall have received an instrument satisfactory in form and substance to it and duly executed by each Subsidiary Loan Party consenting to the amendments effected by this Amendment and acknowledging that the Guarantee Agreement remains in full force and effect in accordance with its terms and constitutes a guarantee of the Obligations as modified by this Amendment;

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(d) The Administrative Agent shall have received (i) a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Amendment Effective Date) of Wachtell, Lipton, Rosen & Katz, counsel for the Company, in form and substance reasonably satisfactory to the Administrative Agent, and (ii) evidence reasonably satisfactory to the Administrative Agent as to the authorization of this Amendment;

(e) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming the accuracy of the representations and warranties set forth in Section 3 hereof;

(f) the Administrative Agent shall have received, for the account of each Lender that executes and delivers a copy of this Amendment, a consent fee in the amount of 0.25% of such Lender’s Commitment as of the Amendment Effective Date; and

(g) the Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under the Credit Agreement;

provided that if the Amendment Effective Date shall not have occurred on or before August 31, 2010, this Amendment shall terminate and be of no further force and effect. The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (it being understood and agreed that all interest and fees accruing under the Credit

Agreement in respect of periods prior to the Amendment Effective Date will accrue at the rates specified in the Credit Agreement prior to its amendment by this Amendment and be payable at the times provided in the Credit Agreement). Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA, INC., a Delaware corporation,

by:
/s/ Dara Khosrowshahi
Name: Dara Khosrowshahi Title: Chief Executive Officer

EXPEDIA, INC., a Washington corporation,

by:
/s/ Michael B. Adler
Name: Michael B. Adler Title: Executive Vice President and Chief Financial Officer

TRAVELSCAPE, LLC,

by:
/s/ Michael B. Adler
Name: Michael B. Adler Title: Executive Vice President and Chief Financial Officer

TRIPADVISOR LLC,

by:
/s/ Michael B. Adler
Name: Michael B. Adler Title: Executive Vice President and Chief Financial Officer

HOTWIRE, INC.,

by:
/s/ Michael B. Adler
Name: Michael B. Adler Title: Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:
/s/ Peter B. Thauer
Name: Peter B. Thauer Title: Executive Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO

EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: Bank of America, N.A.

by:
/s/ Michael K. Makaitis
Name: Michael K. Makaitis Title: Vice President

Name of Institution:[1]

by:

Name: Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by:
/s/ Christine Howatt
Name: Christine Howatt Title: Authorized Signatory

Name of Institution:[2]

by:

Name: Title:

[2]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: Barclays Bank PLC

by:
/s/ Ritam Bhalla
Name: Ritam Bhalla Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

EXPEDIA, INC. CREDIT AGREEMENT

BNP Paribas

by:
/s/ Nuala Marley
Name: Nuala Marley Title: Managing Director

BNP Paribas

by:
/s/ Maria Mulic
Name: Maria Mulic Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: Mizuho Corporate Bank Ltd.

by:
/s/ Betram H. Tang
Name: Betram H. Tang Title: Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT TO

EXPEDIA, INC. CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC

by:
/s/ Tracy Rahn
Name: Tracy Rahn Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: Sumitomo Mitsui Banking Corporation

by:
/s/ William M. Ginn
Name: William M. Ginn Title: Executive Officer

Name of Institution:[3]

by:

Name: Title:

[3]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: U.S. BANK, NATIONAL ASSOCIATION

by:
/s/ Mehrasa Raygani
Name: Mehrasa Raygani Title: Senior Vice President

Name of Institution:[4]

by:

Name: Title:

[4]	For any Lender requiring a second signature line.